SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

BANC OF CALIFORNIA, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

LETTER TO PARTICIPANTS

in the Banc of California, Inc. 2013 Omnibus Stock Incentive Plan

Dear Plan Participant:

The purpose of this letter is to provide you with important information concerning your voting rights with respect to the shares of voting common stock, par value $0.01 per share (“Company stock”), of Banc of California, Inc. (the “Company”) held by the Banc of California Capital and Liquidity Enhancement Employee Compensation Trust (the “Trust”) as of the close of business on April 13, 2017, which is the record date for determining the stockholders of the Company entitled to vote at the Annual Meeting of Stockholders of the Company to be held on June 9, 2017 (the “Annual Meeting”). As a Participant (as defined below) in the Company’s 2013 Omnibus Stock Incentive Plan (the “Plan”), you have the right (as described below) to direct Evercore Trust Company, N.A. (“Evercore”), as trustee of the Trust, how to vote the shares of Company stock held by the Trust on the matters brought before stockholders at the Annual Meeting. A complete description of these matters and other important information is included in the Company’s proxy materials for the Annual Meeting. The accompanying notice tells you how you can access the proxy materials and provide your voting instructions online. You can also request a paper or e-mail copy of the proxy materials, as indicated in the notice, and you can provide your voting instructions by telephone or mail rather than online. You should read the proxy materials carefully before providing your voting instructions.

YOUR VOTING INSTRUCTIONS MUST BE RECEIVED BY 11:59 P.M. EASTERN TIME ON JUNE 6, 2017.

BECAUSE THE SHARES HELD BY THE TRUST ARE REGISTERED IN THE NAME OF EVERCORE, IN ITS CAPACITY AS TRUSTEE OF THE TRUST, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING.

VOTING RIGHTS

Evercore, in its capacity as the trustee of the Trust, is responsible for voting the shares of Company stock held by the Trust at the Annual Meeting. As an active employee or director as of April 13, 2017 with awards outstanding under the Plan (“Participant”), you have the right to instruct Evercore with respect to the voting of shares of Company stock held by the Trust as of the close of business on April 13, 2017. Evercore will vote these shares in accordance with your instruction, subject to the terms of the trust agreement for the Trust between the Company and Evercore. Pursuant to the terms of the trust agreement, Evercore will assign to each Participant a number of shares equal to the product of (x) the total number of shares of Company stock held by the Trust and (y) a fraction, the numerator of which is the number of shares of Company stock underlying awards to such Participant that are outstanding under the Plan as of April 13, 2017 and the denominator of which is the total number of shares of Company stock underlying awards to all Participants that are outstanding under the Plan as of April 13, 2017. Any shares of Company stock held by the Trust that remain undirected will be voted in the same proportions as shares of Company stock for which the Trustee receives direction.

VOTING INSTRUCTION DEADLINE

As noted above, in order to ensure that your voting instructions to Evercore will be followed, your voting instructions must be received by 11:59 p.m. EASTERN Time on June 6, 2017. Voting instructions received after this deadline may not be tabulated.

CHANGING OR REVOKING YOUR VOTING INSTRUCTION

At any time before the voting instruction deadline you may issue a new instruction. A new instruction will automatically revoke any prior instruction, and only your last-received instruction will be included in the tabulation. The speediest and most reliable way to issue a new instruction is online or by telephone. The issuance of a new instruction by mail will require a new voting instruction form.

CONFIDENTIALITY

Your voting instructions to Evercore are strictly confidential. Evercore will not disclose how you voted or if you voted, unless required to do so by law. You should feel free to instruct Evercore to vote in the manner you think best.

HOW TO CONTACT EVERCORE

If you have any questions concerning the procedures for providing your voting instructions, please contact Evercore at 1-888-296-2891 between the hours of 10:00 a.m. and 7:00 p.m. Central Time.

Sincerely,

EVERCORE TRUST COMPANY, N.A.

April 28, 2017

IMPORTANT ANNUAL MEETING INFORMATION

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              Provide voting instructions by Internet

              • Go to www.envisionreports.com/BANC

              • Or scan the QR code with your smartphone

              • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy and Voting Instruction Materials for the

Stockholder Meeting to be Held on June 9, 2017

As described in the accompanying Letter to Participants in the Banc of California, Inc. 2013 Omnibus Stock Incentive Plan, you have the right to direct Evercore Trust Company, N.A. (Evercore), as trustee of the Banc of California Capital and Liquidity Enhancement Employee Compensation Trust (the Trust), how to vote the shares of voting common stock, par value $0.01 per share, of Banc of California, Inc. (the Company) held by the Trust on the matters brought before stockholders at the Company’s 2017 Annual Meeting of Stockholders (the Annual Meeting). A complete description of these matters and other important information is included in the Company’s proxy materials for the Annual Meeting. The purpose of this notice is to inform you that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions below to view the proxy materials and provide your voting instructions online or request a copy. The items to be voted on at the Annual Meeting are on the reverse side. Your voting instructions are important!

This communication is not a form for providing your voting instructions and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before providing your voting instructions. The proxy statement and annual report to stockholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Provide Voting Instructions
When you go online to view materials, you can also provide your voting instructions.
Step 1: Go to www.envisionreports.com/BANC to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.
Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 24, 2017 to facilitate timely delivery.

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Banc of California, Inc.’s 2017 Annual Meeting of Stockholders will be held on June 9, 2017 at The Pacific Club, 4110 MacArthur Boulevard, Newport Beach, California 92660, at 8:00 A.M. Pacific Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all director nominees under Proposal I and FOR Proposals II, III, IV, V and VI:

I.	Election of Directors, each for a term of three years. Nominees: Halle J. Benett and Robert D. Sznewajs.

II.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

III.	Approval of an amendment to the Company’s charter to de-classify the Board of Directors and provide for the annual election of all directors.

IV.	Approval of an amendment to the Company’s charter to allow for removal of directors with or without cause by majority vote of the stockholders.

V.	Approval of an amendment to the Company’s charter to authorize amendment of the Company’s bylaws by majority vote of the stockholders; provided that, a two-thirds vote (which is a reduced supermajority requirement) would be required to amend the bylaw provision regarding the calling of special meetings of stockholders.

VI.	Approval of an amendment to the Company’s charter to remove all supermajority stockholder voting requirements to amend certain provisions of the Company’s charter.

PLEASE NOTE – YOU CANNOT PROVIDE VOTING INSTRUCTIONS BY RETURNING THIS NOTICE. To provide voting instructions you must do so online or request a paper or e-mail copy of the proxy materials to receive a voting instruction form. Because the shares held by the Trust are registered in the name of Evercore, in its capacity as trustee of the Trust, you will not be able to vote in person at the Annual Meeting. Your voting instructions must be received by 11:59 p.m. Eastern time on June 6, 2017.

Here’s how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.
Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.
If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
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Internet – Go to www.envisionreports.com/BANC. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper or email copy of the materials for the current meeting. You can also submit a preference to receive a paper or email copy for future meetings.

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Email – Send email to investorvote@computershare.com with “Proxy Materials Banc of California, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper or email copy of current meeting materials. You can also state your preference to receive a paper or email copy for future meetings.

To facilitate timely delivery, all requests for a paper or email copy of the proxy materials must be received by May 24, 2017.
02LQRD

IMPORTANT ANNUAL MEETING INFORMATION
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your voting instructions, you may choose one of the methods outlined below to submit your voting instructions.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Voting instructions submitted by the Internet or telephone must be received by 11:59 P.M., Eastern Time, on June 6, 2017.
Submit voting instructions by Internet
• Go to www.envisionreports.com/BANC
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Submit voting instructions by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch-tone telephone
• Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

▼ IF YOU HAVE NOT SUBMITTED YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals —	The Board of Directors recommends a vote FOR all director nominees under Proposal I and FOR Proposals II, III, IV, V and VI.

1.	Election of Directors, each for a term of three years:								+
		For	Against	Abstain		For	Against	Abstain
	01 - Halle J. Benett	☐	☐	☐	02 - Robert D. Sznewajs	☐	☐	☐

		For	Against	Abstain			For	Against	Abstain
II.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.	☐	☐	☐	V.

Approval of an amendment to the Company’s charter to authorize amendment of the Company’s bylaws by majority vote of the stockholders; provided that, a two-thirds vote (which is a reduced supermajority requirement) would be required to amend the bylaw provision regarding the calling of special meetings of stockholders.

							☐	☐	☐
III.	Approval of an amendment to the Company’s charter to de-classify the Board of Directors and provide for the annual election of all directors.	☐	☐	☐
IV.	Approval of an amendment to the Company’s charter to allow for removal of directors with or without cause by majority vote of the stockholders.	☐	☐	☐	VI.	Approval of an amendment to the Company’s charter to remove all supermajority stockholder voting requirements to amend certain provisions of the Company’s charter.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signature — This section must be completed for your voting instructions to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon.

Date (mm/dd/yyyy) — Please print date below.	Signature — Please keep signature within the box.

/ /

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02LQQC

Banc of California, Inc.

2017 Annual Meeting of Stockholders

Friday, June 9, 2017, 8:00 A.M. Pacific Time

The Pacific Club

4110 MacArthur Boulevard

Newport Beach, California 92660

▼ IF YOU HAVE NOT SUBMITTED YOUR VOTING INSTRUCTIONS VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Voting Instructions — Banc of California, Inc.

2017 Annual Meeting of Stockholders

The Pacific Club, 4110 MacArthur Boulevard, Newport Beach, California 92660

Voting Instruction Form for the Annual Meeting — June 9, 2017

In connection with the Annual Meeting of Stockholders of Banc of California, Inc. (the Company) to be held on June 9, 2017 at 8:00 A.M. Pacific Time, at The Pacific Club, 4110 MacArthur Boulevard, Newport Beach, California 92660, and any and all adjournments or postponements thereof, the undersigned hereby directs Evercore Trust Company, N.A., as trustee (the Trustee) of the Banc of California Capital and Liquidity Enhancement Employee Compensation Trust (the Trust), to vote, as indicated on the reverse side, all shares of the voting common stock, par value $0.01 per share, of the Company held by the Trust as of the close of business on April 13, 2017 as to which the undersigned, as a participant in the Banc of California, Inc. 2013 Omnibus Stock Incentive Plan, is entitled to direct the Trustee to vote, pursuant to the trust agreement for the Trust between the Company and the Trustee.

The Board of Directors recommends a vote FOR the election of all nominees under Proposal I and FOR Proposals II, III, IV, V and VI.

(Continued, and to be marked, dated and signed, on the reverse side)